Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM T-1

☐                                 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐                                 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal	(Zip Code)
executive offices)

Deutsche Bank Trust Company Americas

Attention: Catherine Wang

Legal Department

60 Wall Street, 36th Floor

New York, New York 10005

(212) 250 – 7544

(Name, address and telephone number of agent for service)

Global Partners LP

GLP Finance Corp.

(Exact name of obligor as specified in its charter)

Delaware	74-3140887
Delaware	20-8314983
(State or other jurisdiction	(IRS Employer Identification No.)
of incorporation or organization)

SEE TABLE OF ADDITIONAL GUARANTORS

Copies To:

P.O. Box 9161

800 South St.

Waltham, Massachusetts 02454-9161

(781) 894-8800

7.00% Senior Notes due 2023

(Title of the Indenture securities)

GUARANTORS(1)

Exact Name of Registran Guarantor	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Global Operating LLC	Delaware	74-3140890
Global Companies LLC	Delaware	04-3443029
Glen Hes Corp.	Delaware	04-3540423
Global Montello Group Corp.	Delaware	04-3443028
Chelsea Sandwich LLC	Delaware	04-3443027
Global Energy Marketing LLC	Delaware	36-4652597
Alliance Energy LLC	Massachusetts	04-3082096
Bursaw Oil LLC	Massachusetts	04-1137410
Global Energy Marketing II LLC	Delaware	36-4745418
Global CNG LLC	Delaware	46-2328218
Cascade Kelly Holdings LLC	Oregon	27-1455470
Global Partners Energy Canada ULC	Alberta, Canada	N.A.
Warren Equities, Inc.	Delaware	05-0352363
Warex Terminals Corporation	New York	14-1470268
Drake Petroleum Company, Inc.	Massachusetts	04-2236089
Puritan Oil Company, Inc.	New Jersey	21-0647639
Maryland Oil Company, Inc.	Delaware	52-2173087

(1)         The address for each Guarantor is P.O. Box 9161, 800 South Street, Waltham, Massachusetts 02454-9161, and the telephone number for each additional registrant is (781) 894-8800.

Item   1. General Information.

Furnish the following information as to the trustee.

(a)                                       Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

Item   2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Item 3. -15.                                 Not Applicable

Item  16.                                               List of Exhibits.

Exhibit 1 -

Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 16, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on July 24, 2014, incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 9th day of September, 2015.

DEUTSCHE BANK TRUST COMPANY AMERICAS

/s/ Carol Ng
By:	Name:	Carol Ng
	Title:	Vice President